EXHIBIT 99



Form 3 - Joint Filer Information


Name:                                   Frost Gamma Investments Trust

Address:                                4400 Biscayne Boulevard
                                        15th Floor
                                        Miami, Florida  33137

Designated Filer:                       Phillip Frost, M.D.

Issuer & Ticker Symbol:                 clickNsettle.com, Inc. (CKST.OB)

Date of Event Requiring
             Statement:                 March 18, 2008


Signature: /s/ Phillip Frost, M.D., Trustee
           --------------------------------
           Phillip Frost, M.D., Trustee